UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):
                     September 23, 2004
                    --------------------

                 PARK ELECTROCHEMICAL CORP.
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(Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
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(State or Other Jurisdiction (Commission     (IRS Employer
of Incorporation)            File Number) Identification No.)


5 Dakota Drive, Lake Success,   New York           11042
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 (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (516) 354-4100
                                                   --------------
                         Not Applicable
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Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ] Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)
   [  ] Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)
   [  ] Pre-commencement communications pursuant to Rule 14d-
        2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ] Pre-commencement communications pursuant to Rule 13e-
        4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on September 23, 2004 reporting its results of operations for its fiscal year 2005 second quarter ended August 29, 2004. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item
2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  News Release dated September 23, 2004




                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PARK ELECTROCHEMICAL CORP.



Date:  September 23, 2004     By:/s/ Murray O. Stamer
                              Name:  Murray O. Stamer
                              Title: Senior Vice President and
                                     Chief Financial Officer




                        EXHIBIT INDEX

Number
Exhibit     Description                               Page

   99.1     News Release dated September 23, 2004      5